UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ASTRA SPACE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

EXPLANATORY NOTE

This supplement (this “Supplement”) to Astra Space, Inc.’s definitive proxy statement for its 2021 Annual Meeting of Stockholders (“Proxy Statement”), filed with the Securities and Exchange Commission on September 7, 2021, is being furnished to stockholders in order to correct (i) the description of the quorum required to transact business at the annual meeting of our stockholders to be held on September 29, 2021, at 9:30 a.m. Pacific Time, in a virtual meeting format at www.virtualshareholdermeeting.com/ASTR2021 and (ii) certain descriptions of voting options and proposals as presented on the form of proxy card filed with the Proxy Statement. The disclosure regarding the quorum requirements, as set forth in the Amended and Restated Bylaws of Astra Space, Inc. (the “Company”) (as filed with the Company’s Current Report on Form 8-K, filed with the SEC on June 30, 2021), was originally set forth on page 4 of the Proxy Statement. The form of proxy card was originally set forth on the last two pages of the Proxy Statement. All other items of the Proxy Statement are incorporated herein by reference without changes.

Except as specifically discussed in this Explanatory Note, this Supplement does not otherwise modify or update any other disclosures presented in the Proxy Statement. In addition, this Supplement does not reflect events occurring after the date of the Proxy Statement or modify or update disclosures that may have been affected by subsequent events. This Supplement does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to our stockholders for vote at the annual meeting. Additional information is included in the Proxy Statement. We encourage you to carefully read this Supplement together with the Proxy Statement.

CHANGES TO THE PROXY STATEMENT

The paragraph entitled “Quorum,” which was originally set forth on page 4 of the Proxy Statement, is amended to read in its entirety as follows:

Quorum

The presence, virtually online or by proxy, of holders representing at least a majority of the voting power of the total number of outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the 2021 annual meeting. Abstentions, withheld votes and “broker non-votes”, if any, will be included in the calculation of the number of shares considered to be present at the meeting to determine whether a quorum has been established.

The form of proxy card, originally set forth on the last two pages of the Proxy Statement as filed on September 7, 2021, provided options to vote “for,” “against” or “abstain” with respect to the election of each nominee for director (Proposal 1). The form of proxy card is being corrected to provide the options vote “for all”, “withhold all” (meaning you choose to withhold from the proxy holder named in the proxy card your authority to vote) or “for all except” with respect to the election of each nominee for director (Proposal 1). Additionally, the form of proxy card described Proposal 2 as the ratification of Grant Thornton LLP as Astra Space, Inc.’s independent registered public accounting firm for “fiscal 2021”. The form of proxy card is being corrected to reflect that Proposal 2 relates to the ratification of Grant Thornton LLP as Astra Space, Inc.’s independent registered public accounting firm for “Astra Space, Inc.’s fiscal year ending December 31, 2021”. Finally, the note on the proxy card that related to “Such other business as may properly come before the meeting or any adjournment thereof” is being corrected to include both any adjournments but also postponements thereof. What follows is the corrected form of proxy card in its entirety.

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

ASTRA SPACE, INC. 1900 SKYHAWK STREET ALAMEDA, CA 94501	Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/ASTR2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D60315-P61417	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ASTRA SPACE, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR Proposals 1 and 2:			☐	☐	☐
1.	Election of Directors Nominees:
To be elected for terms expiring in 2024: 01) Chris Kemp 02) Adam London
							For	Against	Abstain

2.	Ratify the appointment of Grant Thornton LLP as Astra Space, Inc.’s independent registered public accounting firm for Astra Space, Inc.’s fiscal year ending December 31, 2021.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Annual Report and Supplement are available at www.proxyvote.com.

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D60316-P61417

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF ASTRA SPACE, INC.

            The undersigned hereby appoints Kelyn Brannon with power to act as proxy and attorney-in-fact and hereby authorizes her to represent and vote, as provided on the other side, all the shares of Astra Space, Inc. Common Stock which the undersigned is entitled to vote and, in her discretion, to vote upon such other business as may properly come before the Annual
Meeting of Stockholders of Astra Space, Inc. to be held September 29, 2021 or any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the Meeting.

            THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS
PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR
PROPOSAL 2, AND IN THE DISCRETION OF THE PROXY WITH RESPECT TO SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed, on the other side)

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on September 29, 2021:

The proxy statement, this Supplement, annual report and form of proxy card are available at
https://investor.astra.com/